SUPPLEMENT DATED MAY 2, 2005,

TO THE MAY 1, 2001 PROSPECTUS FOR

GROUP AMERICAN PLUS,

GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

ISSUED BY

PARAGON LIFE INSURANCE COMPANY

AND ITS

SEPARATE ACCOUNT A OF PARAGON LIFE INSURANCE COMPANY

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

The following disclosure supplements the disclosure under the heading “Transfers” in your prospectus and incorporates disclosure regarding frequent transfers among Divisions of the Separate Account.

We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Home Office. Transfer requests received before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern Time) receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.

Frequent Transfers Among Divisions. Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund’s share price (“arbitrage trading”). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Fund and may disrupt portfolio management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations (“disruptive trading”). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as “market timing”) may adversely affect the long-term performance of the Fund, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the AFIS High-Yield Bond Fund, International Fund, Global Growth Fund, Global Small Capitalization Fund, and New World Fund—the “Monitored Portfolios”) and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds.

We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from Monitored Portfolios or other identified Funds under that Policy to be submitted with an original signature. If we impose any restriction on your transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restriction. The Cash Value will not be affected by any gain or loss due to the transfer and your Cash Value will be the same as if the transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those investment portfolios that we believe are susceptible to market timing. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Owner to engage in market timing. We apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Owners and other persons with interests in the Policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Funds.

In addition, Owners and other persons with interests in the Policies should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Owner). You should read the Fund prospectuses for more details.

The following supplements information under the subheading “The Funds” in your prospectus.

Selection of Funds. We select the Funds offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations form policy owners. We do not provide investment advice and do not recommend or endorse any particular Fund.

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Owners should direct inquiries regarding this supplement to the Paragon Home Office: Paragon Life Insurance Company, 190 Carondelet Plaza, St. Louis, Missouri 63105, 1-800-685-0124.

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